SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 31, 2000


                         LOUISIANA CASINO CRUISES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Louisiana                  33-73534                   72-1196619
(State or Other Jurisdiction      (Commission                (IRS Employer
     of Incorporation)            File Number)             Identification No.)

             1717 River Road North
             Baton Rouge, Louisiana                      70802
    (Address of Principal Executive Offices)          (Zip Code)


                                 (225) 709-7777
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)








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Item 5.  Other Events.

         The Company has issued a press release,  a copy of which is attached as
Exhibit 99.1 and which is incorporated by reference.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                  99.1     Press release dated July 31, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LOUISIANA CASINO CRUISES, INC.




                                      By:/s/ W. Peter Temling
                                         W. Peter Temling
                                         Chief Financial Officer



Dated: August 1, 2000